UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2013

American Airlines Group Inc.

American Airlines, Inc.

US Airways Group, Inc.

US Airways, Inc.

(Exact name of registrant as specified in its charter)

Delaware Delaware Delaware Delaware	1-8400 1-2691 1-8444 1-8442	75-1825172 13-1502798 54-1194634 53-0218143
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas 4333 Amon Carter Blvd., Fort Worth, Texas 111 West Rio Salado Parkway, Tempe, Arizona 111 West Rio Salado Parkway, Tempe, Arizona	76155 76155 85281 85281
(Address or principal executive offices)	(Zip Code)

(817) 963-1234

(817) 963-1234

(480) 693-0800

(480) 693-0800

(Registrant’s telephone number)

American Airlines Group Inc. was formerly known as AMR Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The Company is disclosing certain information in connection with the distribution of equity securities pursuant to its fourth amended joint plan of reorganization (the “Plan”). Terms used in this Current Report on Form 8-K but not otherwise defined shall have the meanings assigned to such terms in the Plan.

Conversion Election Summary; AAMRQ Fully-Diluted Share Count

The conversion election period for holders of Double-Dip General Unsecured Claims to elect to be treated as holders of Single-Dip General Unsecured Claims concluded on November 29, 2013. The Company received elections with respect to $8.9 million in Double-Dip General Unsecured Claims electing to be treated as Single-Dip General Unsecured claims.

The conversion election deadline for the claimholders of the 6.25% Convertible Notes due 2014 to elect to be treated under the Plan as an Allowed AMR Equity Interest in AMR Class 5—AMR Equity Interests was also November 29, 2013. The Company received elections with respect to approximately $456 million aggregate principal of the 6.25% Convertible Notes due 2014 electing to be treated as AMR Class 5—AMR Equity Interests.

The conversion election deadline for the claimholders of the 4.5% Convertible Notes due 2024 to elect to be treated under the Plan as an Allowed AMR Equity Interest in AMR Class 5—AMR Equity Interests was also November 29, 2013. The Company received elections with respect to $1,000 aggregate principal of the 4.5% Convertible Notes due 2024 electing to be treated as AMR Class 5—AMR Equity Interests.

Including all conversion elections, the adjusted fully diluted share count of the Company’s old common stock (formerly traded under the symbol “AAMRQ”) is approximately 394.2 million shares, and, as previously disclosed, holders of AAMRQ will receive, for each share of AMR common stock, an initial distribution of approximately 0.0665 shares of the Company’s new common stock, par value $0.01 (NASDAQ: AAL) in connection with the occurrence of the Effective Date. AAMRQ holders, and those deemed to be treated as such in connection with the elections discussed above, may in the future receive additional distributions based on the trading price of AAL during the 120 day period after the Effective Date and the total amount of allowed claims, in each case, in accordance with the terms of the Plan.

Double-Dip General Unsecured Claims; Single-Dip General Unsecured Claims; Disputed Claims Reserve

After giving effect to the conversions outlined above, the adjusted total Double-Dip General Unsecured Claims on the Effective Date is approximately $2.45 billion. The Allowed Single-Dip General Unsecured Claims on the Effective Date is approximately $2.45 billion and the Disputed Claims Reserve is approximately $755 million.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines Group Inc.

/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President

Dated: December 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President

Dated: December 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.

/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President

Dated: December 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.

/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President

Dated: December 9, 2013